                                                                    EXHIBIT 10.2


                               FIRST AMENDMENT TO
                             PARTICIPATION AGREEMENT

        THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "AMENDMENT") made this 9th day of July, 2001, is by and among O'CHARLEY'S INC., a Tennessee corporation ("LESSEE"), FIRST AMERICAN BUSINESS CAPITAL, INC., a Tennessee corporation ("LESSOR"), each of the undersigned financial institutions (the "NOTEHOLDERS") and AMSOUTH BANK, an Alabama state bank ("AGENT") as a Noteholder and as Agent for the Noteholders.

                                    RECITALS:

        Lessee entered into that certain Participation Agreement, dated as of October 10, 2000 (the "AGREEMENT") with Lessor, the Noteholders and the Agent. The Lessee has requested that certain provisions of the Agreement be changed and the Lessor, the Noteholders and the Agent have agreed to such changes in the Agreement subject to, among other things, the execution of this Amendment and the satisfaction of the conditions contained herein.

        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Subsection (f)(viii) of Section 5.1 of the Agreement is hereby amended in its entirety to read as follows:

           (viii) Neither Lessee nor any Subsidiary will enter into any sale-leaseback transaction except: (A) the transactions described in SCHEDULE 15 attached hereto; (B) the sale and leaseback of real estate not to exceed $60,000,000.00 in sale proceeds in the aggregate for sale-leaseback transactions involving real estate that are completely consummated between July 9, 2001 and July 9, 2002 and do not generate more than $60,000,000.00 in proceeds in the aggregate, with all such proceeds being applied to outstanding Indebtedness of Lessee; (C) such sale-leaseback transactions as shall be consented to by Agent, which consent shall not be unreasonably withheld, provided the proceeds of any such sale-leaseback transaction are applied to outstanding Indebtedness of Lessee; and (D) the transactions contemplated hereby and by the other Operative Documents.

        2. Appendix A of the Agreement entitled "DEFINITIONS AND RULES OF USAGE" is hereby amended by amending the following definitions:

           "LEASE" means the Lease, dated as of the Closing Date, between Lessor and Lessee, as said Lease may be amended or modified from time to time or supplemented from time to time by Lease Supplements.

           "MATURITY DATE" means October 5, 2006.

        3. Conditions. The effectiveness of this Amendment is expressly contingent upon Lessee's delivery to Agent of the following amounts and documents, in form and content acceptable to Agent, in its sole discretion:

        (a) This Amendment executed by the Lessee;

        (b) Written opinions of Bass, Berry & Sims, PLC, Lessee's counsel, dated the date of this Amendment and addressed individually to Agent, Lessor and Noteholders, in form reasonably satisfactory to the Agent.

        (c) Payment of all reasonable costs and expenses incurred by Agent, Lessor and Noteholders in connection with the Amendment, including, without limitation, reasonable attorneys' fees.

        (d) Payment to Agent of an amendment fee in the amount of $62,500.00, to be paid pro-rata to the Noteholders.

        4. Ratification. Subject to the terms hereof, Lessee hereby restates and ratifies, as of the date hereof, all the representations, warranties and covenants contained in the Agreement in favor of Agent, Lessor and Noteholders and confirms that the terms and conditions of the Agreement, as amended hereby, remain in full force and effect, that no Event of Default under the Agreement has occurred and continues to exist and that the terms of Section 11 of the Agreement, as hereby amended, shall continue to govern the Agreement and shall govern this Amendment.

        5. Consent. The Noteholders consent to the execution of that certain First Amendment to Lease dated July 9, 2001 by and among Lessee and Lessor, which amends the Lease (as such term is defined in the Agreement) pursuant to the terms contained therein.



                           [SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, the parties hereby have duly executed this Agreement as of the day and year first above written.

                                       LESSEE:

                                       O'CHARLEY'S INC.

                                       By: /s/ A. Chad Fitzhugh
                                          --------------------------------------

                                       Title: Chief Financial Officer
                                             -----------------------------------


                                       LESSOR:

                                       FIRST AMERICAN BUSINESS
                                       CAPITAL, INC.

                                       By: /s/ Mary Buckner
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------


                                       AGENT:

                                       AMSOUTH BANK

                                       By: /s/ Ken Dobbins
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------


                                       NOTEHOLDERS:

                                       AMSOUTH BANK


                                       By: /s/ Ken Dobbins
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------


                                       BANK OF AMERICA, N.A.


                                       By: /s/ William Diehl
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------


                       [Signatures Continued on Next Page]

                                       FIRSTAR BANK, N.A.


                                       By: /s/ Ward Wilson
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------


                                       FIRST UNION NATIONAL BANK


                                       By: /s/ Sarah Warren
                                          --------------------------------------

                                       Title: Vice President
                                             -----------------------------------


                                       SUNTRUST BANK


                                       By: /s/ Vipul Patel
                                          --------------------------------------


                                       Title: Director
                                             -----------------------------------